UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-08382

DWS Strategic Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	11/30/2013

ITEM 1.	REPORT TO STOCKHOLDERS

November 30, 2013

Annual Report

to Shareholders

DWS Strategic Income Trust

Ticker Symbol: KST

Contents
3 Portfolio Management Review
10 Performance Summary
12 Investment Portfolio
39 Statement of Assets and Liabilities
41 Statement of Operations
43 Statement of Cash Flows
45 Statement of Changes in Net Assets
46 Financial Highlights
47 Notes to Financial Statements
61 Report of Independent Registered Public Accounting Firm
62 Tax Information
63 Shareholder Meeting Results
64 Dividend Reinvestment Plan
66 Advisory Agreement Board Considerations and Fee Evaluation
71 Board Members and Officers
77 Additional Information

The fund's investment objective is to provide high current income.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Leverage results in additional risks and can magnify the effect of any gains or losses. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when sold. Current performance may differ from performance data shown. Please visit dws-investments.com for the fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Please refer to pages 10 through 11 for more complete performance information.

Investment Process
The fund's investment objective is to provide high current income. The fund seeks to achieve its objective by investing its assets in a combination of (1) lower-rated corporate fixed-income securities, (2) fixed-income securities of emerging-markets and other foreign issuers and (3) fixed-income securities of the U.S. government and its agencies and instrumentalities and private mortgage-backed issuers.

DWS Strategic Income Trust returned 5.78% based on net asset value (NAV) for the one-year period ended November 30, 2013. The fund's return based on the market price of its shares quoted on the New York Stock Exchange was -0.83%. The fund began the period trading at a 0.4% discount to net asset value, and it finished the period at a 6.6% discount, while the fund's peer group averaged a 2.74% premium at the beginning of the period, and finished the period at a 7.22% discount. .

As of November 30, 2013, the fund was positioned as follows: 63.5% high yield, 11.2% emerging markets, 24% bank loans and a 1.3% cash balance. High-yield bonds, as measured by the unmanaged, unleveraged Credit Suisse High Yield Index returned 8.48%. Emerging-markets bonds, as gauged by the unmanaged, unleveraged JPMorgan EMBI Global Diversified Index, returned -5.06%. The blended index consisting of 50% Credit Suisse High Yield Index and 50% JP Morgan EMBI Global Diversified Index, returned 1.53%.

The fund maintained a leveraged position throughout the period, meaning that the fund borrowed money as permitted under its investment policies and the Investment Company Act of 1940. The portfolio was approximately 29% leveraged at the close of the period, meaning that the fund borrowed $28 million. Given our positive view on the "spread" asset classes, we used the majority of the leverage facility during the course of the year. Leverage results in additional risks and can magnify the effect of any gains or losses.

The past year ending November 30, 2013 was generally positive for high-yield bonds, with the exception of the second quarter, during which concerns that the U.S. Federal Reserve Board (the Fed) would "taper" its stimulative quantitative easing policy led to heavy asset outflows and an across-the-board sell-off in bonds. Aside from this downdraft, high-yield bonds performed well as signs of improving economic growth helped fuel a recovery in investors' appetite for higher-risk assets. In addition, the default rate for high-yield issuers remained very low on a historical basis. Double-digit returns for the stock market, along with investors' general preference for higher-yielding asset classes, also contributed to the healthy performance results.

In contrast, emerging-markets debt encountered some headwinds during the past 12 months ended November 30, 2013. The bulk of the underperformance occurred in the second half of the reporting period, when concerns about Fed tapering sparked heavy outflows from the asset class. Investors also were unsettled by social unrest in both Turkey and Brazil, as well as the prospect of slowing growth in China and other key emerging markets. However, this masks the fact that this asset class actually finished the first four months of the reporting period with a modest gain. Additionally, it staged a modest recovery in the final three months of the period once investors grew more comfortable with the idea of tapering.

Performance Attribution

The fund benefited from its large weighting in high-yield bonds, which ranged from 65% to 71% of assets throughout the course of the year ending November 30, 2013. In terms of individual high-yield securities, our strongest contributor was an overweight position in Leap Wireless International,* which was acquired by AT&T Inc. We expected to see consolidation in the wireless space, and the yield on the Leap bonds was very attractive for what we thought was limited downside risk. The second-best contributor was FAGE Dairy Industry SA, which recovered from its weak performance in the prior year. In 2012, the bonds sold off simply because the company is based in Greece, where markets were in turmoil due to the country's debt problems. We liked the company's fundamentals, and we believed its fast growth in the U.S. yogurt market would support its long-term performance — a view that has been borne out in the past year. Also contributing was our position in DynCorp International, Inc., which provides outsourcing services to the government. The company reported good results and benefited from the outsourcing of work in military actions around the globe. The fund's allocation to non-U.S. developed-market high-yield bonds also added to performance.

* Not held in the portfolio as of November 30, 2013.

The fund's allocation to senior loans was an additional positive for fund returns. Senior loans — typically below-investment-grade loans made by banks to companies that are packaged and sold to investors — tend to have a short duration (lower interest-rate sensitivity), which made them a popular option at a time of rising Treasury yields. We have held a positive view on this segment of the market, believing that the yields are attractive in relation to the attendant risks. In addition, the bonds' floating rates can potentially aid performance in an environment of rising Treasury yields.

Our allocation to emerging-markets bonds weighed on fund returns given the underperformance of the asset class. However, we added value through our decision to move the duration of the emerging-markets portfolio well below that of the fund's benchmark, a blended index consisting of 50% Credit Suisse High Yield Index/50% JPMorgan EMBI Global Diversified Index, during the first calendar quarter of 2013. We held an above-benchmark duration in 2012, driven in part by our holdings in 30-year bonds. As yields fell and valuations became richer, we reduced duration by selling many of these 30-year positions, which cushioned the impact of the May to June 2013 downturn. While we added back some interest-rate sensitivity during the sell-off, we maintained a below-benchmark duration — a decision that helped mitigate some of the volatility that occurred during the summer. On the negative side, the positions we held in long-term sovereign emerging-markets debt — such as bonds issued by Panama and Russia that are due in 2023 and 2030 — was a source of negative performance. Our allocation to emerging-markets corporate bonds, while a detractor from overall performance, nonetheless outperformed government debt.

"We seek to manage the fund from a long-term perspective, which means that we do not look to take on excessive risk to boost short-term returns."

Outlook and Positioning

We retain a positive outlook on U.S. high-yield bonds based on our expectations for low defaults and satisfactory economic growth, together with their attractive yields relative to government bonds. In addition, the majority of the past year's new-issue proceeds have been used to refinance existing bonds at lower rates. We think this is a positive development in that it reduces corporations' liquidity needs, which in turn should help limit defaults. We continue to believe the asset class offers investors a reasonable trade-off of risk and return via the combination of its current yield advantage over Treasuries and the low default rate.

We expect that emerging-markets bonds will remain volatile in the year ahead, as the direction of Fed policy and the strength of China's economy remain two important wild cards for the asset class. On a longer-term basis, we hold a positive outlook for emerging-markets debt due to the growing opportunity set available to investors. Just a decade ago, investors were largely limited to investing in government debt issued by a select group of countries. Today, however, the market has expanded to include corporate bonds issued by financially sound, highly rated companies that offer yields above those on bonds issued by similarly rated corporations in the developed markets. We believe this premium will gradually close over time, which creates an opportunity for investors to purchase bonds with a compelling combination of attractive yields, strong fundamentals and longer-term appreciation potential. In the short term, however, we are currently maintaining the same low-duration approach as we are in high yield given the sensitivity of the asset class to global asset flows.

We continue to focus on using credit research to identify the most compelling investment opportunities for the fund. We seek to manage the fund from a long-term perspective, which means that we do not look to take on excessive risk to boost short-term returns.

Portfolio Manager

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2006.

— Joined Deutsche Asset & Wealth Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

Spread refers to the excess yield various bond sectors offer over financial instruments with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true. Credit risk — or the risk that a security may default — is a component of yield spread. The higher the perceived risk, the higher the spread.

The Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The JPMorgan EMBI Global Diversified Index is an unmanaged, unleveraged index that tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging-markets sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Quantitative easing entails the Fed's purchase of government and other securities from the market in an effort to increase money supply.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means it holds a higher weighting.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Sovereign debt is debt that is issued by a national government.

Yield (or current yield) is the income generated by an investment, divided by its current price.

Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Performance Summary November 30, 2013 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit dws-investments.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 11/30/13
DWS Strategic Income Trust	1-Year	5-Year	10-Year
Based on Net Asset Value(a)	5.78%	19.39%	10.51%
Based on Market Price(a)	-0.83%	23.68%	8.52%
Credit Suisse High Yield Index(b)	8.48%	19.23%	8.53%
Blended Index(c)	1.53%	16.24%	8.54%
Morningstar Closed-End Multisector Bond Funds Category (Based on Net Asset Value)(d)	6.76%	20.21%	8.41%

(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market price. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Expenses of the Fund include management fee, interest expense and other fund expenses. Total returns shown take into account these fees and expenses. The expense ratio of the Fund for the year ended November 30, 2013 was 1.85% (1.33% excluding interest expense).

(b) The Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market.

(c) The Blended Index consists of 50% in the Credit Suisse High Yield Index and 50% in the JPMorgan Emerging Markets Bond Global Diversified Index. The unmanaged, unleveraged JPMorgan Emerging Markets Bond Global Diversified Index tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging-market sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

(d) Morningstar's Closed-End Multisector Bond Funds category represents multisector-bond portfolios that seek income by diversifying their assets among several fixed-income sectors, usually U.S. government obligations, U.S. corporate bonds, foreign bonds, and high-yield U.S. debt securities. These portfolios typically hold 35% to 65% of bond assets in securities that are not rated or are rated by a major agency such as Standard & Poor's or Moody's at the level of BB (considered speculative for taxable bonds). Morningstar figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Morningstar, Inc. as falling into the Closed-End Multisector Bond Funds category. Category returns assume reinvestment of all distributions. It is not possible to invest directly in a Morningstar category.

Net Asset Value and Market Price
	As of 11/30/13	As of 11/30/12
Net Asset Value	$14.00	$14.32
Market Price	$13.07	$14.26

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information
Twelve Months as of 11/30/13: Income Dividends	$1.10
November Income Dividend	$.0850
Current Annualized Distribution Rate (Based on Net Asset Value) as of 11/30/13†	7.29%
Current Annualized Distribution Rate (Based on Market Price) as of 11/30/13†	7.80%

† Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on November 30, 2013. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of November 30, 2013
		Principal Amount ($)(a)	Value ($)

Corporate Bonds 98.6%
Consumer Discretionary 18.1%
AMC Entertainment, Inc., 8.75%, 6/1/2019		200,000	214,000
AMC Networks, Inc., 7.75%, 7/15/2021		35,000	39,375
AmeriGas Finance LLC:
6.75%, 5/20/2020		165,000	179,850
7.0%, 5/20/2022		135,000	146,137
APX Group, Inc., 6.375%, 12/1/2019		75,000	75,750
Arcelik AS, 144A, 5.0%, 4/3/2023		220,000	194,700
Asbury Automotive Group, Inc., 8.375%, 11/15/2020		100,000	112,500
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		120,000	128,400
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		125,000	122,500
Avis Budget Car Rental LLC:
5.5%, 4/1/2023		80,000	77,800
8.25%, 1/15/2019		95,000	103,550
BC Mountain LLC, 144A, 7.0%, 2/1/2021		70,000	69,650
Block Communications, Inc., 144A, 7.25%, 2/1/2020		155,000	164,300
Boyd Gaming Corp., 9.0%, 7/1/2020		55,000	59,675
Cablevision Systems Corp., 8.0%, 4/15/2020		25,000	27,875
Caesar's Entertainment Operating Co., Inc.:
8.5%, 2/15/2020		155,000	149,187
9.0%, 2/15/2020		95,000	92,388
CCO Holdings LLC:
6.5%, 4/30/2021		635,000	662,781
6.625%, 1/31/2022		175,000	182,000
7.0%, 1/15/2019		45,000	47,531
7.375%, 6/1/2020		20,000	21,750
8.125%, 4/30/2020		25,000	27,313
CDR DB Sub, Inc., 144A, 7.75%, 10/15/2020		45,000	44,550
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		320,000	304,000
144A, 6.375%, 9/15/2020		430,000	443,975
Chester Downs & Marina LLC, 144A, 9.25%, 2/1/2020		30,000	30,000
Clear Channel Communications, Inc., 11.25%, 3/1/2021		50,000	54,000
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		95,000	97,850
Series B, 6.5%, 11/15/2022		135,000	139,725
Series A, 7.625%, 3/15/2020		20,000	20,900
Series B, 7.625%, 3/15/2020		230,000	242,650
Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020		10,000	9,725
Columbus International, Inc., 144A, 11.5%, 11/20/2014		100,000	108,000
Crown Media Holdings, Inc., 10.5%, 7/15/2019		60,000	67,875
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019		70,000	73,675
DISH DBS Corp.:
4.25%, 4/1/2018		100,000	101,750
4.625%, 7/15/2017		400,000	417,000
5.0%, 3/15/2023		125,000	119,062
6.75%, 6/1/2021		30,000	32,325
7.125%, 2/1/2016		90,000	99,450
General Motors Co., 144A, 3.5%, 10/2/2018		750,000	764,062
GLP Capital LP:
144A, 4.375%, 11/1/2018		35,000	35,700
144A, 5.375%, 11/1/2023		30,000	29,325
Griffey Intermediate, Inc., 144A, 7.0%, 10/15/2020		75,000	58,875
Harron Communications LP, 144A, 9.125%, 4/1/2020		155,000	172,437
Hertz Corp.:
4.25%, 4/1/2018		625,000	631,250
6.75%, 4/15/2019		120,000	129,300
7.5%, 10/15/2018		320,000	346,000
Hertz Holdings Netherlands BV, 144A, 4.375%, 1/15/2019	EUR	200,000	271,700
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		55,000	57,475
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019 (PIK)		140,000	146,300
L Brands, Inc., 7.0%, 5/1/2020		65,000	73,125
Libbey Glass, Inc., 6.875%, 5/15/2020		45,000	48,038
Live Nation Entertainment, Inc., 144A, 7.0%, 9/1/2020		130,000	140,400
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		90,000	93,600
Mediacom Broadband LLC, 6.375%, 4/1/2023		155,000	158,100
Mediacom LLC, 7.25%, 2/15/2022		45,000	47,925
MGM Resorts International:
6.625%, 12/15/2021		230,000	242,075
6.75%, 10/1/2020		35,000	37,625
7.625%, 1/15/2017		100,000	113,500
8.625%, 2/1/2019		340,000	400,350
10.0%, 11/1/2016		40,000	48,100
Midcontinent Communications & Midcontinent Finance Corp., 144A, 6.25%, 8/1/2021		70,000	71,050
Norcraft Companies LP, 10.5%, 12/15/2015		170,000	175,012
Palace Entertainment Holdings LLC, 144A, 8.875%, 4/15/2017		50,000	49,375
PETCO Animal Supplies, Inc., 144A, 9.25%, 12/1/2018		60,000	64,350
Petco Holdings, Inc., 144A, 8.5%, 10/15/2017 (PIK)		20,000	20,350
PNK Finance Corp., 144A, 6.375%, 8/1/2021		90,000	92,925
Quebecor Media, Inc., 5.75%, 1/15/2023		80,000	77,600
Regal Entertainment Group, 9.125%, 8/15/2018		38,000	41,515
Rent-A-Center, Inc., 4.75%, 5/1/2021		60,000	56,250
Schaeffler Finance BV, 144A, 7.75%, 2/15/2017		200,000	228,250
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		50,000	49,000
Seminole Tribe of Florida, Inc., 144A, 7.804%, 10/1/2020		115,000	125,350
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020		45,000	48,713
Sirius XM Holdings, Inc., 144A, 5.875%, 10/1/2020		80,000	82,500
SIWF Merger Sub, Inc., 144A, 6.25%, 6/1/2021		115,000	115,575
Starz LLC, 5.0%, 9/15/2019		60,000	61,200
Taylor Morrison Communities, Inc., 144A, 5.25%, 4/15/2021		95,000	91,675
UCI International, Inc., 8.625%, 2/15/2019		45,000	45,450
Unitymedia Hessen GmbH & Co., KG:
144A, 5.5%, 1/15/2023		300,000	292,500
144A, 7.5%, 3/15/2019		150,000	163,125
Unitymedia KabelBW GmbH, 144A, 9.625%, 12/1/2019	EUR	160,000	240,857
Univision Communications, Inc.:
144A, 6.875%, 5/15/2019		20,000	21,550
144A, 7.875%, 11/1/2020		50,000	55,625
144A, 8.5%, 5/15/2021		30,000	33,225
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		80,000	89,800
Visant Corp., 10.0%, 10/1/2017		80,000	74,800
Visteon Corp., 6.75%, 4/15/2019		57,000	60,563
			11,878,971
Consumer Staples 4.5%
Ajecorp BV, 144A, 6.5%, 5/14/2022		150,000	149,250
B&G Foods, Inc., 4.625%, 6/1/2021		90,000	85,950
Chiquita Brands International, Inc., 144A, 7.875%, 2/1/2021		35,000	37,494
Controladora Mabe SA de CV, 144A, 7.875%, 10/28/2019		200,000	223,000
Del Monte Corp., 7.625%, 2/15/2019		155,000	161,200
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		90,000	93,375
JBS U.S.A. LLC:
144A, 7.25%, 6/1/2021		205,000	212,687
144A, 8.25%, 2/1/2020		65,000	70,200
MHP SA, 144A, 8.25%, 4/2/2020		200,000	166,500
NBTY, Inc., 9.0%, 10/1/2018		50,000	55,000
Pilgrim's Pride Corp., 7.875%, 12/15/2018		60,000	65,400
Reynolds Group Issuer, Inc.:
5.75%, 10/15/2020		155,000	158,875
6.875%, 2/15/2021		205,000	221,400
7.125%, 4/15/2019		540,000	577,800
8.25%, 2/15/2021		100,000	105,250
Smithfield Foods, Inc.:
6.625%, 8/15/2022		80,000	84,500
7.75%, 7/1/2017		150,000	174,750
Sun Products Corp., 144A, 7.75%, 3/15/2021		135,000	116,100
U.S. Foods, Inc., 8.5%, 6/30/2019		80,000	85,400
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		145,000	153,338
			2,997,469
Energy 15.3%
Access Midstream Partners LP:
4.875%, 5/15/2023		130,000	127,400
5.875%, 4/15/2021		45,000	48,150
6.125%, 7/15/2022		135,000	144,788
Afren PLC, 144A, 10.25%, 4/8/2019		200,000	232,500
Antero Resources Finance Corp.:
144A, 5.375%, 11/1/2021		80,000	80,800
7.25%, 8/1/2019		71,000	76,148
Arch Coal, Inc., 7.0%, 6/15/2019		45,000	34,425
Berry Petroleum Co.:
6.375%, 9/15/2022		75,000	76,500
6.75%, 11/1/2020		215,000	223,600
BreitBurn Energy Partners LP:
7.875%, 4/15/2022		260,000	265,850
8.625%, 10/15/2020		40,000	42,800
Chaparral Energy, Inc., 7.625%, 11/15/2022		70,000	75,775
Chesapeake Energy Corp., 7.25%, 12/15/2018		535,000	615,250
Chesapeake Oilfield Operating LLC, 6.625%, 11/15/2019		85,000	88,825
CITGO Petroleum Corp., 144A, 11.5%, 7/1/2017		100,000	110,000
Crestwood Midstream Partners LP:
144A, 6.125%, 3/1/2022		60,000	61,350
7.75%, 4/1/2019		115,000	124,775
Crosstex Energy LP, 7.125%, 6/1/2022		40,000	45,600
Denbury Resources, Inc., 4.625%, 7/15/2023		220,000	198,550
Dresser-Rand Group, Inc., 6.5%, 5/1/2021		155,000	164,300
EDC Finance Ltd., 144A, 4.875%, 4/17/2020		200,000	193,500
El Paso LLC, 7.25%, 6/1/2018		105,000	119,423
Endeavor Energy Resources LP, 144A, 7.0%, 8/15/2021		105,000	105,000
EP Energy LLC:
6.875%, 5/1/2019		140,000	150,850
7.75%, 9/1/2022		35,000	39,375
9.375%, 5/1/2020		30,000	34,500
EPE Holdings LLC, 144A, 8.875%, 12/15/2017 (PIK)		172,077	179,820
EV Energy Partners LP, 8.0%, 4/15/2019		340,000	344,250
Frontier Oil Corp., 6.875%, 11/15/2018		70,000	75,250
Global Geophysical Services, Inc., 10.5%, 5/1/2017		50,000	40,750
Halcon Resources Corp.:
8.875%, 5/15/2021		150,000	152,250
9.75%, 7/15/2020		60,000	63,600
Holly Energy Partners LP:
6.5%, 3/1/2020		45,000	47,138
8.25%, 3/15/2018		110,000	116,600
KazMunayGas National Co. JSC, 144A, 7.0%, 5/5/2020		200,000	225,600
Kinder Morgan Finance Co., LLC, 144A, 6.0%, 1/15/2018		165,000	181,418
Kodiak Oil & Gas Corp., 144A, 5.5%, 1/15/2021		150,000	150,000
Linn Energy LLC:
6.5%, 5/15/2019		50,000	50,375
144A, 7.0%, 11/1/2019		225,000	223,875
MEG Energy Corp.:
144A, 6.5%, 3/15/2021		85,000	88,400
144A, 7.0%, 3/31/2024		225,000	229,500
Midstates Petroleum Co., Inc.:
9.25%, 6/1/2021		270,000	281,812
10.75%, 10/1/2020		45,000	49,050
Murphy Oil U.S.A., Inc., 144A, 6.0%, 8/15/2023		110,000	112,200
Murray Energy Corp., 144A, 8.625%, 6/15/2021		20,000	20,600
Newfield Exploration Co., 5.75%, 1/30/2022		80,000	83,400
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		230,000	240,925
Oasis Petroleum, Inc.:
6.5%, 11/1/2021		65,000	70,200
144A, 6.875%, 3/15/2022		165,000	177,375
6.875%, 1/15/2023		50,000	53,750
7.25%, 2/1/2019		265,000	285,537
Offshore Drilling Holding SA, 144A, 8.375%, 9/20/2020		200,000	211,500
Offshore Group Investment Ltd.:
7.125%, 4/1/2023		155,000	159,650
7.5%, 11/1/2019		170,000	184,450
Pacific Drilling SA, 144A, 5.375%, 6/1/2020		90,000	90,900
Pacific Rubiales Energy Corp., 144A, 7.25%, 12/12/2021		150,000	157,875
Petroleos de Venezuela SA, 144A, 8.5%, 11/2/2017		150,000	119,250
Regency Energy Partners LP, 144A, 4.5%, 11/1/2023		40,000	36,600
Reliance Holdings U.S.A., Inc., 144A, 5.4%, 2/14/2022		250,000	252,602
Sabine Pass Liquefaction LLC:
144A, 5.625%, 2/1/2021		260,000	256,750
144A, 5.625%, 4/15/2023		100,000	94,750
SandRidge Energy, Inc., 7.5%, 3/15/2021		190,000	199,025
SESI LLC:
6.375%, 5/1/2019		90,000	95,850
7.125%, 12/15/2021		275,000	305,250
Swift Energy Co., 7.875%, 3/1/2022		115,000	115,000
Talos Production LLC, 144A, 9.75%, 2/15/2018		145,000	144,275
Tesoro Corp., 5.375%, 10/1/2022		60,000	59,250
Venoco, Inc., 8.875%, 2/15/2019		110,000	109,725
Whiting Petroleum Corp., 5.0%, 3/15/2019		100,000	102,250
WPX Energy, Inc., 5.25%, 1/15/2017		295,000	315,650
			10,034,311
Financials 6.6%
AerCap Aviation Solutions BV, 6.375%, 5/30/2017		270,000	293,625
Akbank TAS, 144A, 5.125%, 7/22/2015		130,000	133,757
Ally Financial, Inc.:
5.5%, 2/15/2017		655,000	708,753
6.25%, 12/1/2017		195,000	218,156
8.0%, 3/15/2020		235,000	282,000
Banco Santander Brasil SA, 144A, 8.0%, 3/18/2016	BRL	300,000	119,751
CIT Group, Inc.:
4.25%, 8/15/2017		515,000	538,690
5.0%, 5/15/2017		80,000	85,400
E*TRADE Financial Corp.:
6.0%, 11/15/2017		513,900	544,734
6.375%, 11/15/2019		265,000	283,550
6.75%, 6/1/2016		145,000	156,237
Hellas Telecommunications Finance, 144A, 8.227%**, 7/15/2015 (PIK)*	EUR	109,187	0
International Lease Finance Corp.:
3.875%, 4/15/2018		285,000	287,014
6.25%, 5/15/2019		125,000	136,719
8.625%, 1/15/2022		125,000	150,938
MPT Operating Partnership LP:
(REIT), 6.375%, 2/15/2022		110,000	113,300
(REIT), 6.875%, 5/1/2021		110,000	117,975
Neuberger Berman Group LLC:
144A, 5.625%, 3/15/2020		65,000	68,250
144A, 5.875%, 3/15/2022		110,000	112,750
			4,351,599
Health Care 8.0%
Aviv Healthcare Properties LP:
144A, 6.0%, 10/15/2021		40,000	41,000
7.75%, 2/15/2019		200,000	215,000
Biomet, Inc.:
6.5%, 8/1/2020		135,000	143,100
6.5%, 10/1/2020		40,000	41,600
Community Health Systems, Inc.:
5.125%, 8/15/2018		695,000	722,800
7.125%, 7/15/2020		750,000	776,250
Fresenius Medical Care U.S. Finance II, Inc., 144A, 5.625%, 7/31/2019		90,000	97,200
Fresenius Medical Care U.S. Finance, Inc.:
144A, 5.75%, 2/15/2021		70,000	74,725
144A, 6.5%, 9/15/2018		45,000	50,906
HCA, Inc.:
5.875%, 3/15/2022		120,000	124,500
6.5%, 2/15/2020		675,000	745,031
7.5%, 2/15/2022		170,000	189,125
Hologic, Inc., 6.25%, 8/1/2020		80,000	84,400
IMS Health, Inc., 144A, 6.0%, 11/1/2020		100,000	105,250
LifePoint Hospitals, Inc., 144A, 5.5%, 12/1/2021 (b)		105,000	105,525
Par Pharmaceutical Companies, Inc., 7.375%, 10/15/2020		125,000	131,250
Physio-Control International, Inc., 144A, 9.875%, 1/15/2019		62,000	69,440
Tenet Healthcare Corp.:
144A, 4.375%, 10/1/2021		150,000	141,000
4.5%, 4/1/2021		20,000	19,100
6.25%, 11/1/2018		415,000	454,425
Valeant Pharmaceuticals International, 144A, 6.75%, 8/15/2018		820,000	903,025
			5,234,652
Industrials 9.6%
Accuride Corp., 9.5%, 8/1/2018		80,000	79,400
ADT Corp., 144A, 6.25%, 10/15/2021		60,000	62,625
Air Lease Corp.:
4.75%, 3/1/2020		110,000	114,400
5.625%, 4/1/2017		175,000	192,062
Alphabet Holding Co., Inc., 7.75%, 11/1/2017 (PIK)		40,000	41,300
Artesyn Escrow, Inc., 144A, 9.75%, 10/15/2020		105,000	109,200
AWAS Aviation Capital Ltd., 144A, 7.0%, 10/17/2016		110,360	114,499
BE Aerospace, Inc., 6.875%, 10/1/2020		65,000	71,500
Belden, Inc., 144A, 5.5%, 9/1/2022		135,000	132,300
Bombardier, Inc.:
144A, 5.75%, 3/15/2022		90,000	89,550
144A, 7.75%, 3/15/2020		465,000	528,937
Case New Holland, Inc., 7.875%, 12/1/2017		225,000	266,062
Casella Waste Systems, Inc., 7.75%, 2/15/2019		210,000	212,100
Cemex Finance LLC, 144A, 9.375%, 10/12/2022		200,000	221,500
Clean Harbors, Inc., 5.125%, 6/1/2021		100,000	100,500
CNH Capital LLC, 144A, 3.25%, 2/1/2017		335,000	338,350
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		55,000	53,625
Ducommun, Inc., 9.75%, 7/15/2018		140,000	156,100
DynCorp International, Inc., 10.375%, 7/1/2017		170,000	174,675
Ferreycorp SAA, 144A, 4.875%, 4/26/2020		200,000	188,000
Florida East Coast Railway Corp., 8.125%, 2/1/2017		40,000	41,850
FTI Consulting, Inc.:
6.0%, 11/15/2022		80,000	81,200
6.75%, 10/1/2020		295,000	314,912
Garda World Security Corp., 144A, 7.25%, 11/15/2021		105,000	106,575
GenCorp, Inc., 7.125%, 3/15/2021		280,000	299,600
Grupo KUO SAB de CV, 144A, 6.25%, 12/4/2022		200,000	202,000
Huntington Ingalls Industries, Inc.:
6.875%, 3/15/2018		105,000	113,138
7.125%, 3/15/2021		20,000	21,800
Kenan Advantage Group, Inc., 144A, 8.375%, 12/15/2018		155,000	162,750
Meritor, Inc.:
6.75%, 6/15/2021		75,000	75,375
10.625%, 3/15/2018		60,000	64,800
Navios Maritime Holdings, Inc.:
144A, 7.375%, 1/15/2022		310,000	311,550
8.125%, 2/15/2019		75,000	76,500
Navios South American Logistics, Inc., 9.25%, 4/15/2019		65,000	70,200
Nortek, Inc., 8.5%, 4/15/2021		85,000	93,925
Ply Gem Industries, Inc., 9.375%, 4/15/2017		21,000	22,785
Spirit AeroSystems, Inc., 6.75%, 12/15/2020		95,000	101,888
Titan International, Inc., 144A, 6.875%, 10/1/2020		260,000	268,450
TransDigm, Inc.:
7.5%, 7/15/2021		125,000	134,375
7.75%, 12/15/2018		135,000	145,125
United Rentals North America, Inc.:
6.125%, 6/15/2023		10,000	10,350
7.375%, 5/15/2020		120,000	134,100
7.625%, 4/15/2022		120,000	134,400
Watco Companies LLC, 144A, 6.375%, 4/1/2023		60,000	59,850
			6,294,183
Information Technology 5.6%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		35,000	36,356
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021		295,000	306,431
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		95,000	98,325
Audatex North America, Inc., 144A, 6.0%, 6/15/2021		60,000	62,700
BMC Software Finance, Inc., 144A, 8.125%, 7/15/2021		125,000	132,500
CDW LLC, 8.5%, 4/1/2019		165,000	183,356
CyrusOne LP, 6.375%, 11/15/2022		40,000	41,000
eAccess Ltd., 144A, 8.25%, 4/1/2018		60,000	65,700
EarthLink, Inc., 7.375%, 6/1/2020		95,000	95,000
Equinix, Inc.:
5.375%, 4/1/2023		265,000	260,363
7.0%, 7/15/2021		90,000	98,550
First Data Corp.:
144A, 6.75%, 11/1/2020		275,000	288,062
144A, 7.375%, 6/15/2019		95,000	101,650
144A, 8.875%, 8/15/2020		170,000	188,913
Freescale Semiconductor, Inc., 144A, 6.0%, 1/15/2022		100,000	101,000
Healthcare Technology Intermediate, Inc., 144A, 7.375%, 9/1/2018 (PIK)		25,000	25,688
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		275,000	294,937
7.625%, 6/15/2021		90,000	99,225
IAC/InterActiveCorp., 4.75%, 12/15/2022		75,000	69,375
Jabil Circuit, Inc., 5.625%, 12/15/2020		105,000	110,775
NXP BV, 144A, 3.5%, 9/15/2016		790,000	814,687
Seagate HDD Cayman, 144A, 3.75%, 11/15/2018		210,000	211,838
			3,686,431
Materials 9.2%
Axiall Corp., 144A, 4.875%, 5/15/2023		25,000	23,500
Berry Plastics Corp.:
9.5%, 5/15/2018		65,000	70,200
9.75%, 1/15/2021		80,000	93,100
BOE Intermediate Holding Corp., 144A, 9.0%, 11/1/2017 (PIK)		115,005	118,455
BOE Merger Corp., 144A, 9.5%, 11/1/2017 (PIK)		75,000	79,500
BWAY Holding Co., 10.0%, 6/15/2018		250,000	274,375
Clearwater Paper Corp., 7.125%, 11/1/2018		140,000	150,500
Crown Americas LLC, 6.25%, 2/1/2021		20,000	21,600
CSN Resources SA, 144A, 6.5%, 7/21/2020		200,000	200,600
Eagle Spinco, Inc., 144A, 4.625%, 2/15/2021		45,000	43,650
Essar Steel Algoma, Inc.:
144A, 9.375%, 3/15/2015		430,000	418,175
144A, 9.875%, 6/15/2015		40,000	31,000
Exopack Holding Corp., 144A, 10.0%, 6/1/2018		90,000	97,200
Exopack Holdings SA, 144A, 7.875%, 11/1/2019		200,000	201,000
Fibria Overseas Finance Ltd., 144A, 6.75%, 3/3/2021		150,000	163,500
FMG Resources (August 2006) Pty Ltd.:
144A, 6.0%, 4/1/2017		130,000	137,800
144A, 6.875%, 4/1/2022		25,000	27,000
144A, 7.0%, 11/1/2015		70,000	72,538
144A, 8.25%, 11/1/2019		110,000	122,925
FQM Akubra, Inc.:
144A, 7.5%, 6/1/2021		220,000	229,350
144A, 8.75%, 6/1/2020		125,000	135,937
Greif, Inc., 7.75%, 8/1/2019		230,000	261,050
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		40,000	40,750
8.875%, 2/1/2018		155,000	161,006
Huntsman International LLC, 8.625%, 3/15/2021		50,000	56,000
IAMGOLD Corp., 144A, 6.75%, 10/1/2020		110,000	97,625
Kaiser Aluminum Corp., 8.25%, 6/1/2020		100,000	113,250
KGHM International Ltd., 144A, 7.75%, 6/15/2019		250,000	261,875
Metalloinvest Finance Ltd., 144A, 6.5%, 7/21/2016		200,000	211,290
Novelis, Inc., 8.75%, 12/15/2020		490,000	548,800
OI European Group BV, 144A, 6.75%, 9/15/2020	EUR	70,000	110,565
Packaging Dynamics Corp., 144A, 8.75%, 2/1/2016		90,000	92,700
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		100,000	103,750
Polymer Group, Inc., 7.75%, 2/1/2019		110,000	117,563
PolyOne Corp., 5.25%, 3/15/2023		90,000	87,750
Polyus Gold International Ltd., 144A, 5.625%, 4/29/2020		200,000	196,000
Rain CII Carbon LLC, 144A, 8.0%, 12/1/2018		100,000	103,500
Samarco Mineracao SA, 144A, 5.75%, 10/24/2023		200,000	196,500
Turkiye Sise ve Cam Fabrikalari AS, 144A, 4.25%, 5/9/2020		200,000	177,500
Volcan Cia Minera SAA, 144A, 5.375%, 2/2/2022		420,000	392,700
			6,042,079
Telecommunication Services 17.9%
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020		40,000	40,700
Series N, 6.0%, 4/1/2017		500,000	546,250
Series W, 6.75%, 12/1/2023		165,000	168,712
Cincinnati Bell, Inc.:
8.375%, 10/15/2020		480,000	518,400
8.75%, 3/15/2018		430,000	454,187
CPI International, Inc., 8.0%, 2/15/2018		50,000	51,750
Crown Castle International Corp., 7.125%, 11/1/2019		90,000	97,461
Digicel Group Ltd.:
144A, 8.25%, 9/30/2020		200,000	209,000
144A, 10.5%, 4/15/2018		100,000	107,750
Digicel Ltd.:
144A, 7.0%, 2/15/2020		200,000	202,000
144A, 8.25%, 9/1/2017		530,000	551,862
ERC Ireland Preferred Equity Ltd., 144A, 7.69%**, 2/15/2017 (PIK)*	EUR	80,289	0
Frontier Communications Corp.:
7.125%, 1/15/2023		515,000	527,875
7.625%, 4/15/2024		40,000	41,450
8.25%, 4/15/2017		119,000	138,486
8.5%, 4/15/2020		180,000	206,100
8.75%, 4/15/2022		65,000	74,100
Intelsat Jackson Holdings SA:
144A, 5.5%, 8/1/2023		165,000	157,988
7.25%, 10/15/2020		435,000	475,237
7.5%, 4/1/2021		465,000	510,919
8.5%, 11/1/2019		220,000	241,175
Intelsat Luxembourg SA:
144A, 7.75%, 6/1/2021		255,000	267,112
144A, 8.125%, 6/1/2023		35,000	36,925
Level 3 Communications, Inc., 8.875%, 6/1/2019		10,000	10,963
Level 3 Financing, Inc.:
144A, 6.125%, 1/15/2021		60,000	60,900
7.0%, 6/1/2020		145,000	153,700
8.125%, 7/1/2019		80,000	87,600
8.625%, 7/15/2020		65,000	72,800
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		65,000	68,819
144A, 6.625%, 4/1/2023		95,000	97,850
7.875%, 9/1/2018		155,000	167,012
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020		200,000	191,000
NII Capital Corp., 7.625%, 4/1/2021		55,000	22,000
Oi SA, 144A, 5.75%, 2/10/2022		200,000	181,000
SBA Communications Corp., 5.625%, 10/1/2019		75,000	77,063
SBA Telecommunications, Inc., 8.25%, 8/15/2019		26,000	28,080
Sprint Communications, Inc.:
6.0%, 12/1/2016		775,000	842,812
9.125%, 3/1/2017		65,000	76,700
T-Mobile U.S.A., Inc.:
6.125%, 1/15/2022		40,000	40,750
6.464%, 4/28/2019		235,000	250,275
6.5%, 1/15/2024		40,000	40,500
Telesat Canada, 144A, 6.0%, 5/15/2017		900,000	938,250
tw telecom holdings, Inc.:
5.375%, 10/1/2022		115,000	114,569
144A, 5.375%, 10/1/2022		15,000	14,944
144A, 6.375%, 9/1/2023		90,000	94,950
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		490,000	521,850
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		100,000	109,250
UPCB Finance VI Ltd., 144A, 6.875%, 1/15/2022		190,000	203,775
Verizon Communications, Inc., 3.65%, 9/14/2018		360,000	382,747
VimpelCom Holdings BV, 144A, 6.255%, 3/1/2017		200,000	213,000
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		80,000	84,400
Windstream Corp.:
6.375%, 8/1/2023		95,000	90,725
7.5%, 4/1/2023		150,000	153,563
7.75%, 10/15/2020		30,000	32,100
7.75%, 10/1/2021		130,000	138,775
144A, 7.75%, 10/1/2021		135,000	144,113
7.875%, 11/1/2017		310,000	355,725
Zayo Group LLC, 8.125%, 1/1/2020		55,000	60,638
			11,748,637
Utilities 3.8%
AES Corp.:
8.0%, 10/15/2017		75,000	87,938
8.0%, 6/1/2020		105,000	122,850
Calpine Corp.:
144A, 7.5%, 2/15/2021		136,000	148,240
144A, 7.875%, 7/31/2020		149,000	163,155
Centrais Eletricas Brasileiras SA, 144A, 6.875%, 7/30/2019		655,000	700,850
DPL, Inc., 6.5%, 10/15/2016		505,000	545,400
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024		110,000	41,250
Energy Future Intermediate Holding Co., LLC, 10.0%, 12/1/2020		235,000	249,687
IPALCO Enterprises, Inc., 5.0%, 5/1/2018		175,608	184,827
Mexico Generadora de Energia S de rl, 144A, 5.5%, 12/6/2032		200,000	187,000
NRG Energy, Inc., 7.625%, 1/15/2018		75,000	85,500
			2,516,697
Total Corporate Bonds (Cost $62,753,431)			64,785,029

Government & Agency Obligations 8.2%
Other Government Related (c) 1.0%
Bank of Moscow, 144A, 6.699%, 3/11/2015		360,000	378,720
VTB Bank OJSC, 144A, 6.315%, 2/22/2018		265,000	283,412
			662,132
Sovereign Bonds 7.2%
Dominican Republic, 144A, 7.5%, 5/6/2021		900,000	967,500
Federative Republic of Brazil, 12.5%, 1/5/2016	BRL	625,000	280,917
Republic of Argentina-Inflation Linked Bond, 5.83%, 12/31/2033	ARS	481	149
Republic of Belarus, REG S, 8.75%, 8/3/2015		100,000	99,600
Republic of Ghana, 144A, 8.5%, 10/4/2017		100,000	107,500
Republic of Panama, 9.375%, 1/16/2023		665,000	884,450
Republic of Slovenia, 144A, 4.75%, 5/10/2018		200,000	201,000
Russian Federation:
144A, 7.5%, 3/31/2030		1,430,000	1,673,100
REG S, 7.5%, 3/31/2030		385,921	451,528
United Mexican States:
Series M, 7.75%, 5/29/2031	MXN	810,000	64,526
Series M 20, 8.5%, 5/31/2029	MXN	270,000	23,369
			4,753,639
Total Government & Agency Obligations (Cost $5,303,364)			5,415,771

Loan Participations and Assignments 33.3%
Senior Loans**
Consumer Discretionary 14.9%
Air Distribution Technologies, Inc., First Lien Term Loan, 4.25%, 11/9/2018		168,725	169,727
Atlantic Broadband Finance LLC, Term Loan B, 3.25%, 12/2/2019		1,132,141	1,131,535
Avis Budget Car Rental LLC, Term Loan B, 3.0%, 3/15/2019		370,000	370,093
Burger King Corp., Term Loan B, 3.75%, 9/28/2019		188,100	189,092
Caesars Entertainment Operating Co., Term Loan B6, 5.488%, 1/26/2018		33,532	31,971
Cequel Communications LLC, Term Loan B, 3.5%, 2/14/2019		428,911	430,061
Charter Communications Operating LLC:
Term Loan E, 3.0%, 7/1/2020		1,231,913	1,217,801
Term Loan F, 3.0%, 1/4/2021		1,072,313	1,060,115
Cumulus Media Holdings, Inc., Second Lien Term Loan, 7.5%, 9/16/2019		130,000	133,445
Goodyear Tire & Rubber Co., Second Lien Term Loan, 4.75%, 4/30/2019		930,000	941,239
Hilton Worldwide Finance LLC, Term Loan B2, 3.75%, 10/26/2020		300,000	301,313
Petco Animal Supplies, Inc., Term Loan, 4.0%, 11/24/2017		144,910	145,816
Pilot Travel Centers LLC:
Term Loan B, 3.75%, 3/30/2018		269,488	271,172
Term Loan B2, 4.25%, 8/7/2019		671,500	673,598
Quebecor Media, Inc., Term Loan B1, 3.25%, 8/17/2020		418,950	415,982
Seminole Tribe of Florida, Term Loan, 3.0%, 4/29/2020		1,022,900	1,024,301
Tomkins LLC, Term Loan B2, 3.75%, 9/29/2016		1,092,302	1,098,446
Univision Communications, Inc., Term Loan, 4.5%, 3/2/2020		155,114	155,997
			9,761,704
Consumer Staples 3.7%
Albertson's LLC:
Term Loan B1, 4.25%, 3/21/2016		385,386	387,217
Incremental Term Loan B2, 4.75%, 3/21/2019		35,000	35,000
Term Loan B2, 4.75%, 3/21/2019		296,189	296,805
Del Monte Foods Co., Term Loan, 4.0%, 3/8/2018		371,918	373,953
HJ Heinz Co., Term Loan B2, 3.5%, 6/5/2020		688,275	693,867
Pinnacle Foods Finance LLC, Term Loan G, 3.25%, 4/29/2020		119,400	119,482
Weight Watchers International, Inc., Term Loan B1, 2.92%, 4/2/2016		520,000	499,200
			2,405,524
Energy 3.6%
Chesapeake Energy Corp., Term Loan, 5.75%, 12/2/2017		355,000	362,968
Drillships Financing Holding, Inc., Term Loan B2, 5.5%, 7/15/2016		433,913	440,061
MEG Energy Corp., Term Loan, 3.75%, 3/31/2020		656,660	662,661
Ruby Western Pipeline Holdings LLC, Term Loan B, 3.5%, 3/27/2020		75,630	76,071
Samson Investment Co., Second Lien Term Loan, 6.0%, 9/25/2018		540,000	542,924
Tallgrass Operations LLC, Term Loan, 5.25%, 11/13/2018		294,446	295,551
			2,380,236
Health Care 1.4%
Par Pharmaceutical Companies, Inc., Term Loan B, 4.25%, 9/30/2019		321,756	324,009
Valeant Pharmaceuticals International, Inc.:
Term Loan B, 3.75%, 2/13/2019		337,437	340,388
Term Loan B, 3.75%, 12/11/2019		228,266	230,406
			894,803
Industrials 1.8%
Buffalo Gulf Coast Terminals LLC, Term Loan, 5.25%, 10/31/2017		202,950	204,980
Transdigm, Inc., Term Loan C, 3.75%, 2/28/2020		541,773	545,701
WP CPP Holdings LLC, First Lien Term Loan, 4.75%, 12/27/2019		448,990	452,357
			1,203,038
Information Technology 1.2%
First Data Corp., Term Loan, 4.166%, 3/24/2017		790,000	793,101
Materials 2.3%
Axalta Coating Systems U.S. Holdings, Inc., Term Loan, 4.75%, 2/1/2020		559,762	564,931
Berry Plastics Holding Corp., Term Loan D, 3.5%, 2/7/2020		748,120	747,028
MacDermid, Inc., First Lien Term Loan, 3.164%, 6/8/2020		229,425	231,218
			1,543,177
Telecommunication Services 2.8%
Crown Castle International Corp., Term Loan, 3.25%, 1/31/2019		1,180,114	1,180,286
DigitalGlobe, Inc., Term Loan B, 3.75%, 1/31/2020		14,925	15,088
Level 3 Financing, Inc., Term Loan B, 4.0%, 1/15/2020		435,000	438,652
Syniverse Holdings, Inc., Term Loan B, 4.0%, 4/23/2019		208,447	210,010
			1,844,036
Utilities 1.6%
Calpine Corp., Term Loan B1, 4.0%, 4/2/2018		651,658	657,278
NRG Energy, Inc., Term Loan B, 2.75%, 7/2/2018		395,965	395,965
			1,053,243
Total Loan Participations and Assignments (Cost $21,835,150)			21,878,862
Convertible Bond 0.3%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5%, 3/31/2015 (PIK) (Cost $105,156)		105,307	204,001

Preferred Security 0.2%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $117,706)		175,000	152,250

	Shares	Value ($)

Common Stocks 0.1%
Consumer Discretionary 0.0%
Dawn Holdings, Inc.* (d)	2	4,691
Trump Entertainment Resorts, Inc.*	8	0
Vertis Holdings, Inc.*	71	0
		4,691
Industrials 0.0%
Congoleum Corp.*	2,000	0
Materials 0.1%
GEO Specialty Chemicals, Inc.*	1,741	1,295
Wolverine Tube, Inc.*	640	20,640
		21,935
Total Common Stocks (Cost $42,131)		26,626

Preferred Stock 0.2%
Financials
Ally Financial, Inc., 144A, 7.0% (Cost $150,350)	160	154,555

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	175	0
Materials 0.0%
GEO Specialty Chemicals, Inc., Expiration Date 3/31/2015*	9,761	7,186
Hercules Trust II, Expiration Date 3/31/2029*	95	1,343
		8,529
Total Warrants (Cost $20,980)		8,529

	Contract Amount	Value ($)

Call Options Purchased 0.0%
Options on Interest Rate Swap Contracts
Pay Fixed Rate — 3.72% - Receive Floating — LIBOR, Swap Expiration Date 4/22/2026, Option Expiration Date 4/20/20161 (Cost $9,870)	200,000	11,398

	Shares	Value ($)

Cash Equivalents 2.0%
Central Cash Management Fund, 0.07% (e) (Cost $1,285,377)	1,285,377	1,285,377

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $91,623,515)†	142.9	93,922,398
Other Assets and Liabilities, Net	(0.3)	(180,249)
Notes Payable	(42.6)	(28,000,000)
Net Assets	100.0	65,742,149

The following table represents bonds and senior loans that are in default:
Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
ERC Ireland Preferred Equity Ltd.*	7.69%	2/15/2017	EUR	80,289	109,298	0
Hellas Telecommunications Finance*	8.227%	7/15/2015	EUR	109,187	32,169	0
					141,467	0

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of November 30, 2013.

† The cost for federal income tax purposes was $91,884,832. At November 30, 2013, net unrealized appreciation for all securities based on tax cost was $2,037,566. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,079,783 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,042,217.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) When-issued security.

(c) Government-backed debt issued by financial companies or government sponsored enterprises.

(d) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Dawn Holdings, Inc.	August 2013	5,863	4,691	0.01

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities, which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.

The Fund can invest in certain Senior Loan agreements that include the obligation to make additional loans in certain circumstances. The Fund reserves against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans. At November 30, 2013, the Fund had an unfunded loan commitment of $135,000, which could be extended at the option of the borrower, pursuant to the following loan agreement:
Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Appreciation ($)
Tallgrass Operation LLC, Term Delay Draw, 11/13/2017	135,000	135,169	169

At November 30, 2013, open written options contracts were as follows:
Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Date	Contract Amount		Option Expiration Date	Premium Received ($)	Value ($) (f)
Call Options Receive Fixed — 4.22% - Pay Floating — LIBOR	4/22/2016 4/22/2026	200,000	1	4/20/2016	7,130	(7,766)

(f) Unrealized depreciation on written options on interest rate swap contracts at November 30, 2013 was $636.

At November 30, 2013, open credit default swap contracts sold were as follows:
Effective/ Expiration Dates	Notional Amount ($) (g)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (h)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
6/21/2010 9/20/2015	425,000	3	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	39,677	(9,714)	49,391
12/20/2011 3/20/2017	150,000	4	5.0%	CIT Group, Inc., 5.5%, 2/15/2019, BB-	19,798	4,175	15,623
9/20/2012 12/20/2017	190,000	5	5.0%	General Motors Corp., 3.3%, 12/20/2017, BB+	29,074	11,449	17,625
12/20/2012 12/20/2017	500,000	3	5.0%	Markit Dow Jones CDX North America High Yield Index	50,485	8,869	41,616
6/20/2013 9/20/2018	100,000	4	5.0%	DISH DBS Corp., 6.75%, 6/1/2021, BB-	14,465	8,582	5,883
6/20/2013 9/20/2018	260,000	3	5.0%	Sprint Communications, Inc., 6.0%, 12/1/2016, BB-	31,143	14,837	16,306
6/20/2013 9/20/2018	260,000	2	5.0%	HCA, Inc., 8.0%, 10/1/2018, B-	34,950	19,965	14,985
Total unrealized appreciation							161,429

(g) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(h) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

Counterparties:

1 Nomura International PLC

2 The Goldman Sachs & Co.

3 Bank of America

4 Credit Suisse

5 UBS AG

As of November 30, 2013, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
MXN	950,000	USD	73,394	12/9/2013	956	JPMorgan Chase Securities, Inc.
USD	35,651	MXN	475,000	12/9/2013	568	Barclays Bank PLC
MXN	1,900,000	USD	146,469	12/9/2013	1,594	Barclays Bank PLC
Total unrealized appreciation					3,118

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	36,702	MXN	475,000	12/9/2013	(484)	UBS AG
USD	182,972	MXN	2,375,000	12/9/2013	(1,878)	Barclays Bank PLC
MXN	475,000	USD	36,031	12/9/2013	(188)	Barclays Bank PLC
USD	36,657	MXN	475,000	12/9/2013	(438)	JPMorgan Chase Securities, Inc.
EUR	760,000	USD	1,026,267	12/12/2013	(6,187)	Citigroup, Inc.
Total unrealized depreciation					(9,175)

Currency Abbreviations
ARS Argentine Peso BRL Brazilian Real EUR Euro MXN Mexican Peso USD United States Dollar

For information on the Fund's policy and additional disclosures regarding options purchased, credit default swap contracts, forward foreign currency exchange contracts and written options contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (i)
Corporate Bonds	$—	$64,785,029	$0	$64,785,029
Government & Agency Obligations	—	5,415,771	—	5,415,771
Loan Participations and Assignments	—	21,878,862	—	21,878,862
Convertible Bonds	—	—	204,001	204,001
Preferred Security	—	152,250	—	152,250
Common Stocks (i)	—	—	26,626	26,626
Preferred Stock	—	154,555	—	154,555
Warrants (i)	—	—	8,529	8,529
Short-Term Investments	1,285,377	—	—	1,285,377
Unfunded Loan Commitment	—	169	—	169
Derivatives (j)
Purchased Options	—	11,398	—	11,398
Credit Default Swap Contracts	—	161,429	—	161,429
Forward Foreign Currency Exchange Contracts	—	3,118	—	3,118
Total	$1,285,377	$92,562,581	$239,156	$94,087,114
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (j)
Written Options	$—	$(7,766)	$—	$(7,766)
Forward Foreign Currency Exchange Contracts	—	(9,175)	—	(9,175)
Total	$—	$(16,941)	$—	$(16,941)

During the period ended November 30, 2013, the amount of transfers between Level 2 and Level 3 was $31. Investments were transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity.

Transfers between price levels are recognized at the beginning of the reporting period.

(i) See Investment Portfolio for additional detailed categorizations.

(j) Derivatives include value of options purchased and written options, at value and unrealized appreciation (depreciation) on credit default swap contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of November 30, 2013
Assets
Investments: Investments in non-affiliated securities, at value (cost $90,338,138)	$92,637,021
Investment in Central Cash Management Fund (cost $1,285,377)	1,285,377
Total investments in securities, at value (cost $91,623,515)	93,922,398
Foreign currency, at value (cost $409,959)	414,006
Receivable for investments sold	159,845
Receivable for investments sold — when-issued securities	40,750
Interest receivable	1,272,542
Unrealized appreciation on unfunded loan commitments	169
Unrealized appreciation on forward foreign currency exchange contracts	3,118
Unrealized appreciation on swap contracts	161,429
Upfront payments paid on swap contracts	67,877
Other assets	3,499
Total assets	96,045,633
Liabilities
Cash overdraft	193,863
Payable for investments purchased	1,710,378
Payable for investments purchased — when-issued securities	145,000
Notes payable	28,000,000
Interest on notes payable	50,830
Options written, at value (premiums received $7,130)	7,766
Unrealized depreciation on forward foreign currency exchange contracts	9,175
Upfront payments received on swap contracts	9,714
Accrued management fee	46,794
Accrued Trustees' fees	2,163
Other accrued expenses and payables	127,801
Total liabilities	30,303,484
Net assets, at value	$65,742,149

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2013 (continued)
Net Assets Consist of
Undistributed net investment income	411,294
Net unrealized appreciation (depreciation) on: Investments	2,298,883
Swap contracts	161,429
Unfunded loan commitments	169
Foreign currency	(2,337)
Written options	(636)
Accumulated net realized gain (loss)	(606,141)
Paid-in capital	63,479,488
Net assets, at value	65,742,149
Net Asset Value
Net Asset Value per share ($65,742,149 ÷ 4,694,846 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended November 30, 2013
Investment Income
Income: Interest	$5,550,212
Dividends	10,500
Income distributions — Central Cash Management Fund	4,107
Total income	5,564,819
Expenses: Management fee	566,540
Services to shareholders	4,082
Custodian fee	69,347
Audit and tax fees	69,177
Legal fees	32,089
Reports to shareholders	56,611
Trustees' fees and expenses	7,267
Interest expense	345,732
Stock exchange listing fees	23,770
Other	56,876
Total expenses	1,231,491
Net investment income	4,333,328
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	2,306,739
Swap contracts	74,603
Written options	1,348
Foreign currency	(45,667)
2,337,023
Change in net unrealized appreciation (depreciation): Investments	(3,103,854)
Unfunded loan commitment	(506)
Swap contracts	78,262
Written options	(10,692)
Foreign currency	21,940
(3,014,850)
Net gain (loss)	(677,827)
Net increase (decrease) in net assets resulting from operations	$3,655,501

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows
for the year ended November 30, 2013
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$3,655,501
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) in operating activities: Purchases of long-term investments	(67,872,431)
Net purchases, sales and maturities of short-term investments	3,762,448
Net amortization of premium/(accretion of discount)	139,251
Proceeds from sales and maturities of long-term investments	66,341,563
(Increase) decrease in interest receivable	127,276
(Increase) decrease in other assets	457
Increase (decrease) in written options, at value	(8,208)
(Increase) decrease in receivable for investments sold	566,564
(Increase) decrease in receivable for investments and when-issued securities sold	20,200
Increase (decrease) in interest on notes payable	14,809
Increase (decrease) in payable for investments and when-issued securities purchased	(311,982)
Increase (decrease) in payable for investments purchased — when-issued securities	(315,000)
(Increase) decrease in upfront payments paid/received on swap contracts	(64,180)
Increase (decrease) in other accrued expenses and payables	66,817
Change in unrealized (appreciation) depreciation on investments	3,103,854
Change in unrealized (appreciation) depreciation on swaps	(78,262)
Change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	(17,951)
Change in unrealized (appreciation) depreciation in unfunded commitments	506
Net realized (gain) loss from investments	(2,306,739)
Cash provided (used) by operating activities	6,824,493
Cash Flows from Financing Activities
Net increase (decrease) in cash overdraft	193,863
Net increase (decrease) in notes payable	(1,500,000)
Distributions paid (net of reinvestment of distributions)	(5,128,700)
Cash provided (used) by financing activities	(6,434,837)
Increase (decrease) in cash	389,656
Cash at beginning of period (including foreign currency)	24,350
Cash at end of period (including foreign currency)	$414,006
Supplemental Disclosure
Reinvestment of distributions	34,731
Interest paid on notes	(330,923)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended November 30,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income	$4,333,328	$5,054,053
Net realized gain (loss)	2,337,023	1,568,287
Change in net unrealized appreciation (depreciation)	(3,014,850)	5,152,191
Net increase (decrease) in net assets resulting from operations	3,655,501	11,774,531
Distributions to shareholders from: Net investment income	(5,163,431)	(5,573,798)
Fund share transactions: Reinvestment of distributions	34,731	77,289
Increase (decrease) in net assets	(1,473,199)	6,278,022
Net assets at beginning of period	67,215,348	60,937,326
Net assets at end of period (including undistributed net investment income of $411,294 and $1,038,095, respectively)	$65,742,149	$67,215,348
Other Information
Shares outstanding at beginning of period	4,692,468	4,686,882
Shares issued to shareholders in reinvestment of distributions	2,378	5,586
Shares outstanding at end of period	4,694,846	4,692,468

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended November 30,
	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$14.32	$13.00	$13.66	$12.68	$9.06
Income (loss) from investment operations: Net investment incomea	.92	1.08	1.14	1.18	1.02
Net realized and unrealized gain (loss)	(.14)	1.43	(.46)	.95	3.46
Total from investment operations	.78	2.51	.68	2.13	4.48
Less distributions from: Net investment income	(1.10)	(1.19)	(1.34)	(1.15)	(.86)
NAV accretion resulting from repurchases of shares at a discount to NAVa	—	—	.00 *	—	—
Net asset value, end of period	$14.00	$14.32	$13.00	$13.66	$12.68
Market price, end of period	$13.07	$14.26	$12.83	$13.21	$11.09
Total Return
Based on net asset value (%)b	5.78	19.96	5.33	18.32	53.36
Based on market price (%)b	(.83)	21.04	7.50	30.72	71.54
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	66	67	61	64	60
Ratio of expenses (including interest expense) (%)	1.85	1.94	1.96	2.19	1.86
Ratio of expenses (excluding interest expense) (%)	1.33	1.30	1.33	1.53	1.40
Ratio of net investment income (%)	6.50	7.77	8.42	8.95	9.26
Portfolio turnover rate (%)	72	45	56	77	115
Total debt outstanding, end of period ($ thousands)	28,000	29,500	27,000	25,000	22,000
Asset coverage per $1,000 of debtc	3,348	3,278	3,257	3,565	3,705
a Based on average shares outstanding during the period.
b Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market price. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
c Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Strategic Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management has completed its evaluation of the application of ASU 2013-01 and its impact on the Fund's financial statements and will include the required disclosures in the semiannual shareholder report as of May 31, 2014.

Securities Lending. DWS Strategic Income Trust is approved to participate in securities lending, but had no securities on loans during the year ended November 30, 2013. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market price. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These fixed- and floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash overdraft and foreign currency position at the Fund's custodian bank at November 30, 2013.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At November 30, 2013, the Fund had a net tax basis capital loss carryforward of approximately $345,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2017, the expiration date, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, swap contracts, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2013, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$574,214
Capital loss carryforwards	$(345,000)
Net unrealized appreciation (depreciation) on investments	$2,037,566

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended November 30,
	2013	2012
Distributions from ordinary income*	$5,163,431	$5,573,798

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended November 30, 2013, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of November 30, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended November 30, 2013, the investment in credit default swap contracts sold had a total notional amount generally indicative of a range from $925,000 to $2,135,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the year ended November 30, 2013, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open purchased option contracts as of November 30, 2013 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the year ended November 30, 2013, the investment in written option contracts had a total value generally indicative of a range from approximately $8,000 to $16,000, and purchased option contracts had a total value generally indicative of a range from approximately $11,000 to $22,000.

Forward Foreign Currency Exchange Contracts. The Fund is subject to foreign exchange rate risk in its securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the U.S. dollar may affect the U.S. dollar value of foreign securities or the income or gains received on these securities. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended November 30, 2013, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of November 30, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended November 30, 2013, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $364,000 to $1,282,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $294,000.

The following tables summarize the value of the Fund's derivative instruments held as of November 30, 2013 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$11,398	$—	$—	$11,398
Foreign Exchange Contracts (b)	—	3,118	—	3,118
Credit Contracts (a)	—	—	161,429	161,429
	$11,398	$3,118	$161,429	$175,945
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Investments in securities, at value (includes purchased options) and unrealized appreciation on swap contracts
(b) Unrealized appreciation on forward foreign currency exchange contracts.

Liability Derivatives	Written Options	Forward Contracts	Total
Interest Rate Contracts (a)	$(7,766)	$—	$(7,766)
Foreign Exchange Contracts (b)	—	(9,175)	(9,175)
	$(7,766)	$(9,175)	$(16,941)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Options written, at value
(b) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended November 30, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$8,390	$1,348	$—	$—	$9,738
Credit Contracts (a)	—	—	—	74,603	74,603
Foreign Exchange Contracts (b)	—	—	(45,664)	—	(45,664)
	$8,390	$1,348	$(45,664)	$74,603	$38,677
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from written options and swap contracts
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$9,991	$(10,692)	$—	$—	$(701)
Credit Contracts (a)	—	—	—	78,262	78,262
Foreign Exchange Contracts (b)	—	—	17,951	—	17,951
	$9,991	$(10,692)	$17,951	$78,262	$95,512
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options and swap contracts, respectively
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended November 30, 2013, purchases and sales of investment securities (excluding short-term investments) aggregated $67,872,431 and $66,341,563, respectively.

For the year ended November 30, 2013, transactions for written options on interest rate swap contracts were as follows:
	Contracts/ Contract Amount	Premiums
Outstanding, beginning of period	1,000,000	$26,030
Options closed	(800,000)	(18,900)
Outstanding, end of period	200,000	$7,130

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement. The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.85% of the Fund's average weekly net assets, computed and accrued daily and payable monthly.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2013, the amount charged to the Fund by DISC aggregated $1,208, of which $205 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended November 30, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $17,925, of which $9,515 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the risk of loss from default by the issuer is significantly greater. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a fund's net asset value. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

G. Borrowings

The Fund has a secured line of credit with a commercial bank in an amount up to $30,000,000 ($32,000,000 prior to December 26, 2013), with a maturity date of December 24, 2014. Loans under the facility generally bear interest at the applicable LIBOR rate plus 0.85% (0.90% prior to December 26, 2013). A commitment fee on the unused portion of the facility is charged to the Fund and is included with "interest expense" in the Statement of Operations.

At November 30, 2013, the Fund had a notes payable outstanding of $28,000,000. The weighted average outstanding daily balance of all loans during the year ended November 30, 2013 was approximately $28,871,000, with a weighted average annual borrowing cost of 1.20%. The borrowings were valued at cost, which approximates fair value.

Leverage involves risks and special considerations for the Fund's stockholders, including the likelihood of greater volatility of net asset value and market price of, and dividends on, the Fund's shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on such borrowings will reduce the return to stockholders; and the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Fund's shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund's shares.

Changes in the value of the Fund's portfolio will be borne by the stockholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, leverage will decrease (or increase) the net asset value per share to a greater extent than if leverage were not used. It is also possible that the Fund will be required to sell assets at a time when it would otherwise not do so, possibly at a loss, in order to meet payment obligations on borrowings to comply with asset coverage or other restrictions imposed by the lender. The Fund is subject to certain restrictions on its investments under the terms of its credit agreement. Moreover, certain covenants contained in the credit agreement impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.

There is no assurance that the Fund's leveraging strategy will be successful.

H. Share Repurchases

The Board has authorized the Fund to effect periodic repurchases of its outstanding shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value. During the year ended November 30, 2013, the Fund did not repurchase shares in the open market.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DWS Strategic Income Trust:

We have audited the accompanying statement of assets and liabilities of DWS Strategic Income Trust (the "Fund"), including the investment portfolio, as of November 30, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Strategic Income Trust at November 30, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 23, 2014

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Shareholder Meeting Results

The Annual Meeting of Shareholders (the "Meeting") of DWS Strategic Income Trust (the "Fund") was held on September 4, 2013. At the close of business on July 3, 2013, the record date for the determination of shareholders entitled to vote at the Meeting, there were issued and outstanding 4,694,846 shares of the Fund's beneficial interest, each share being entitled to one vote, constituting all of the Fund's outstanding voting securities. At the Meeting, the holders of 4,068,295 shares of the Fund's beneficial interest were represented in person or by proxy, constituting a quorum. The following matter was voted upon by the shareholders of the Fund.

1. To elect the following four individuals as Class II Trustees of the Fund.

All of the nominees received a sufficient number of votes to be elected. (the resulting votes are presented below):
	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	3,961,755	106,540
Paul K. Freeman	3,974,435	93,860
William McClayton	3,961,683	106,612
Jean Gleason Stromberg	3,963,831	104,464

Dividend Reinvestment Plan

A summary of the Fund's Dividend Reinvestment Plan (the "Plan") is set forth below. Shareholders may obtain a copy of the entire Plan by visiting the Fund's Web site at dws-investments.com or by writing or calling DWS Investment Service Company ("DISC") at:

P.O. Box 219066

Kansas City, Missouri 64121-9066

(800) 294-4366

If you wish to participate in the Plan and your shares are held in your own name, simply contact DISC for the appropriate form. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee in whose name your shares are held to determine whether and how you may participate in the Plan. The Fund's transfer agent and dividend disbursing agent (the "Transfer Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant any cash dividends and capital gains distributions (collectively, "Distributions") paid on shares of the Fund (the "Shares"). Shares in a participant's Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

If, on the record date for a Distribution (the "Record Date"), Shares are trading at a discount from net asset value per Share, funds credited to a participant's Account will be used to purchase Shares (the "Purchase"). The Plan Agent (currently Computershare Inc.) will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that the Plan Agent is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to the Plan Agent, Shares valued at net asset value per Share in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' Accounts. The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

The reinvestment of Distributions does not relieve the participant of any tax that many be payable on the Distributions. The Transfer Agent will report to each participant the taxable amount of Distributions credited to his or her account. Participants will be treated for federal income tax purposes as receiving the amount of the Distributions made by the Fund, which amount generally will be either equal to the amount of the cash distribution the shareholder would have received if the shareholder had elected to receive cash or, for shares issued by the Fund, the fair market value of the shares issued to the shareholder.

The cost of Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions, of the Shares acquired in connection with that Purchase. There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan probably will be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

A participant may from time to time make voluntary cash contributions to his Account in a minimum amount of $100 (no more than $500 may be contributed per month). Participants making voluntary cash investments will be charged a $0.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions. Please contact DISC for more information on voluntary cash contributions.

The Fund reserves the right to amend the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The Plan may be terminated by the Fund.

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated by the Fund, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or, if a participant so desires, the Transfer Agent will notify the Plan Agent to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

Shareholders will receive tax information annually for personal records and to assist in preparation of their federal income tax returns.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Strategic Income Trust's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all but one of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management and administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance was in the 2nd quartile, 2nd quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board considered that the Fund's management fee is charged only with respect to net assets, while many of the funds in the peer group pay management fees based upon managed assets. The Board noted that the Fund's total operating expenses excluding certain investment related expenses and based on managed assets were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012). The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The Board also considered how the Fund's total operating expenses compared to the total operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. The Board is divided into three classes of Board Members, Class I, Class II and Class III. At each annual meeting of shareholders of the Trust, the class of Board Members elected at such meeting is elected to hold office until the annual meeting held in the third succeeding year and until the election and qualification of such Board Member's successor, if any, or until such Board Member sooner dies, resigns, retires or is removed. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8,9 (1972) President and Chief Executive Officer, 2013-present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013-present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010-2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008-2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003-2008)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013-present	Vice President, Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of December 1, 2013.

Additional Information

Automated Information Line	DWS Investments Closed-End Fund Info Line (800) 349-4281
Web Site	dws-investments.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Asset & Wealth Management Attn: Secretary of the DWS Funds One Beacon Street Boston, MA 02108
Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078
Shareholder Service Agent and Transfer Agent	DWS Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company State Street Financial Center One Lincoln Street Boston, MA 02111
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings as of the month-end are posted on dws-investments.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on dws-investments.com.

Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

NYSE Symbol	KST
CUSIP Number	23338N 104

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DSIT-2
(R-025443-3 1/14)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock Exchange requirements, the Board believes that all members of the fund’s audit committee are financially literate, as such qualification is interpreted by the Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS STRATEGIC INCOME TRUST
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended November 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$62,191	$0	$7,003	$0
2012	$58,950	$0	$6,799	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended November 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$379,516	$0
2012	$0	$359,967	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended November 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$7,003	$379,516	$702,765	$1,089,284
2012	$6,799	$359,967	$477,809	$844,575

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2012 and 2013 financial statements, the Fund entered into an engagement letter with EY.  The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of Paul K. Freeman (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Richard J. Herring and John W. Ballantine.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Policy and Guidelines

I.           INTRODUCTION

Deutsche Asset Management (“AM”) has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices.  Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (“the GPVSC”).  These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients.  The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies.  In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company.  This applies in particular to non U.S. fund management companies.  The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.

II.           AM’S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM’s advisory clients.1  As such, AM’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients.  AM has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist.  ISS votes AM’s advisory clients’ proxies in accordance with AM’s proxy guidelines or AM’s specific instructions.  Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions.  Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document.  Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines.

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

III.           POLICIES

1.           Proxy voting activities are conducted in the best economic interest of clients

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

2.           The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the “GPVSC”) is an internal working group established by the applicable AM’s Investment Risk Oversight Committee pursuant to a written charter.  The GPVSC is responsible for overseeing AM’s proxy voting activities, including:

(i)
adopting, monitoring and updating guidelines, attached as Exhibit A (the “Guidelines”), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii)
voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AM’s clients; and

(iii)	monitoring the Proxy Vendor Oversight’s proxy voting activities (see below).

AM’s Proxy Vendor Oversight, a function of AM’s Operations Group, is responsible for coordinating with ISS to administer AM’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.           Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM’s discretion.  Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM’s discretion; however, AM must not selectively disclose its investment company clients’ proxy voting records.  The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request.  The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for 12-month periods ended June 30 (see “Recordkeeping” below), if so required by relevant law.

IV.           PROCEDURES

The key aspects of AM’s proxy voting process are as follows:

1.           The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters.  The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM’s clients and, in any event, at least annually.  The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients.  Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change.  If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible.  Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.  Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter.  Further, the manner in which AM votes investment company proxies may differ from proposals for which an AM-advised or sponsored investment company solicits proxies from its shareholders.  As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure.  In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes.  Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.           Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.2

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

3.           Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies.  If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

■	Neither the Guidelines nor specific client instructions cover an issue;

■	ISS does not make a recommendation on the issue;

■
The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity.  In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so.  For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis.  Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities.  Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted.  The reasons for not voting any proxy shall be documented.

4.           Conflict of Interest Procedures

A.           Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle.  In the limited circumstances where the GPVSC votes proxies,3 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM’s clients.4

Independence of the GPVSC.  As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank.  Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM.  As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”).  Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance.  They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance.  They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures.  There will be a committee (the “Conflicts of Interest Management Sub-Committee”) established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC.  Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee.  The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest.  For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue.  GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews.  To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue.  In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions.  If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected  clients, or (ii) in accordance with the standard guidelines.  If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note:  Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance.  Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC.  At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the  AM organization (but within  Deutsche Bank and its affiliates)  or any entity that identifies itself as an AM advisory client, has: (i) requested that AM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner;  (ii) attempted to influence AM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report.  If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients.  These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report.  Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee.  In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members.  The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote.  The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.           Investment Companies and Affiliated Public Companies

Investment Companies.  As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies.  However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting).  Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

C.           Other Procedures That Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:

•	Code of Business Conduct and Ethics - DB Group;
•	Conflicts of Interest Policy - DB Group;
•	Information Sharing Procedures – DeAM;
•	Code of Ethics - DeAM; and
•	Code of Professional Conduct - US.

The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

V.           RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

■	AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

■	The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

–	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

–	Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

–	Analyst worksheets created for stock option plan and share increase analyses.

–	Proxy Edge print-screen of actual vote election.

■
AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

■
The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

■
With respect to AM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for 12-month periods ended June 30.  AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

–	The name of the issuer of the portfolio security;

–	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

–	The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

–	The shareholder meeting date;

–	A brief identification of the matter voted on;

–	Whether the matter was proposed by the issuer or by a security holder;

–	Whether the company cast its vote on the matter;

–	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

–	Whether the company cast its vote for or against management.

Note:  This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable Records Management Policy - US.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable) usable and backed-up.  At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

VI.           THE GPVSC’S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC’s minutes.

1
For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

2
The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair.  AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

3
As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

4
The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote.  Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Attachment A – Global Proxy Voting Guidelines

Deutsche Asset Management

Global Proxy Voting Guidelines

As Amended January 2013
[GRAPHIC OMITTED]

Table of contents

I	Board Of Directors And Executives

A	Election Of Directors

B	Classified Boards Of Directors

C	Board And Committee Independence

D	Liability And Indemnification Of Directors

E	Qualifications Of Directors

F	Removal Of Directors And Filling Of Vacancies

G	Proposals To Fix The Size Of The Board

H	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

I	Proposals to Restrict Supervisory Board Members Service on Multiple Boards

J	Proposals to Establish Audit Committees

II	Capital Structure

A	Authorization Of Additional Shares

B	Authorization Of “Blank Check” Preferred Stock

C	Stock Splits/Reverse Stock Splits

D	Dual Class/Supervoting Stock

E	Large Block Issuance

F	Recapitalization Into A Single Class Of Stock

G	Share Repurchases

H	Reductions In Par Value

III	Corporate Governance Issues

A	Confidential Voting

B	Cumulative Voting

C	Supermajority Voting Requirements

D	Shareholder Right To Vote

IV	Compensation

A	Establishment of a Remuneration Committee

B	Executive And Director Stock Option Plans

C	Employee Stock Option/Purchase Plans

D	Golden Parachutes

E	Proposals To Limit Benefits Or Executive Compensation

F	Option Expensing

G	Management board election and motion

H	Remuneration (variable pay)

I	Long-term incentive plans

J	Shareholder Proposals Concerning “Pay For Superior Performance”

K	Executive Compensation Advisory

L	Advisory Votes on Executive Compensation

M	Frequency of Advisory Vote on Executive Compensation

V	Anti-Takeover Related Issues

A	Shareholder Rights Plans (“Poison Pills”)

B	Reincorporation

C	Fair-Price Proposals

D	Exemption From State Takeover Laws

E	Non-Financial Effects Of Takeover Bids

VI	Mergers & Acquisitions

VII	Environmental, Social & Governance Issues

A	Principles for Responsible Investment (“PRI”)

B	ESG Issues

C	Labor & Human Rights

D	Diversity & Equality

E	Health & Safety

F	Government/Military

G	Tobacco

VIII	Miscellaneous Items

A	Ratification Of Auditors

B	Limitation Of Non-Audit Services Provided By Independent Auditor

C	Audit Firm Rotation

D	Transaction Of Other Business

E	Motions To Adjourn The Meeting

F	Bundled Proposals

G	Change Of Company Name

H	Proposals Related To The Annual Meeting

I	Reimbursement Of Expenses Incurred From Candidate Nomination

J	Investment Company Proxies

K	International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies.  As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.           Board of Directors and Executives

A.           Election of Directors

Routine: AM Policy is to vote “for” the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services (“ISS”) subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AM’s Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.           Classified Boards of Directors

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.           Board and Committee Independence

AM policy is to vote:

1.	“For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2.	“For” proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4.	“For” separation of the Chairman and CEO positions.

5.	“Against” proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented.  However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.           Liability and Indemnification of Directors

AM policy is to vote “for” management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would affect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.           Qualifications of Directors

AM policy is to follow management’s recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.           Removal of Directors and Filling of Vacancies

AM policy is to vote “against” proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause.  Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.           Proposals to Fix the Size of the Board

AM policy is to vote:

1.	“For” proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2.	“Against” proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.           Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

AM policy is to vote “For” proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale:  Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note:  A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.           Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)

AM policy is to vote “for” proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale:  We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note:  A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J.           Proposals to Establish Audit Committees (For FFT and U.S. Securities)

AM policy is to vote “for” proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.           Capital Structure

A.           Authorization of Additional Shares (For U.S. Securities)

AM policy is to vote “for” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.           Authorization of “Blank Check” Preferred Stock (For U.S. Securities)

AM policy is to vote:

1.
“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.	“For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.           Stock Splits/Reverse Stock Splits

AM policy is to vote “for” stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast “for” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see Section II.A, above).

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.           Dual Class/Supervoting Stock

AM policy is to vote “against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.           Large Block Issuance (For U.S. Securities)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.           Recapitalization into a Single Class of Stock

AM policy is to vote “for” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/or management if there is no adverse effect on shareholders.

G.           Share Repurchases

AM policy is to vote “for” share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.           Reductions in Par Value

AM policy is to vote “for” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility).

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.           Corporate Governance Issues

A.           Confidential Voting

AM policy is to vote “for” proposals to provide for confidential voting and independent tabulation of voting results and to vote “against” proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders.  This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.           Cumulative Voting (For U.S. Securities)

AM policy is to vote “against” shareholder proposals requesting cumulative voting and “for” management proposals to eliminate it.  The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “against” cumulative voting and “for” proposals to eliminate it if:

a)	The company has a five year return on investment greater than the relevant industry index,

b)	All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c)	No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.

C.           Supermajority Voting Requirements

AM policy is to vote “against” management proposals to require a supermajority vote to amend the charter or bylaws and to vote “for” shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.           Shareholder Right to Vote

AM policy is to vote “against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote “for” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or affect the governance process should be supported.

IV.           Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval.  These plans typically award cash to executives based on company performance.  Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive.  If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.           Establishment of a Remuneration Committee (For FFT Securities)

AM policy is to vote “for” proposals that require the establishment of a remuneration committee.

Rationale:  Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay.  It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.           Executive and Director Stock Option Plans

AM policy is to vote “for” stock option plans that meet the following criteria:

(1)
The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars).

(2)
The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3)	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)	The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.           Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote “for” employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP’s encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.           Golden Parachutes

AM policy is to vote “for” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote “against” more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.           Proposals to Limit Benefits or Executive Compensation

AM policy is to vote “against”

1.	Proposals to limit benefits, pensions or compensation and

2.	Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.           Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as “no cost” compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.            Management board election and motion (For FFT Securities)

AM policy is to vote “against”:

•	the election of board members with positions on either remuneration or audit committees;

•	the election of supervisory board members with too many supervisory board mandates;

•	“automatic” election of former board members into the supervisory board.

Rationale:  Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.           Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AM policy is to vote “for” remuneration for Management Board that is transparent and linked to results.

Rationale:  Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote “for” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale:  It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.           Long-term incentive plans (For FFT Securities)

AM policy is to vote “for” long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

•	directly align the interests of members of management boards with those of shareholders;

•	establish challenging performance criteria to reward only above average performance;

•	measure performance by total shareholder return in relation to the market or a range of comparable companies;

•	are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;

•	do not allow a repricing of the exercise price in stock option plans.

J.           Shareholder Proposals Concerning “Pay for Superior Performance”

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive  compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS’s applying this calculation and will vote according to their recommendation.

K.           Executive Compensation Advisory

AM policy is to follow management’s recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management’s compensation.

L.           Advisory Votes on Executive Compensation

AM policy is to evaluate Executive Compensation proposals on a case-by-case basis, where locally defined this may be done by incorporating the recommendation of an independent third party proxy research firm. AM will oppose Advisory Votes on Executive Compensation if:

•	there is a significant misalignment between CEO pay and company performance;

•	the company maintains significant problematic pay practices;

•	the board exhibits a significant level of poor communication and responsiveness to shareholders.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to take action on this nonbinding proposal if excessive compensation practices exist.

M.           Frequency of Advisory Vote on Executive Compensation

AM policy is to vote “for” annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Rationale: AM believes that annual advisory vote gives shareholders the opportunity to express any compensation concerns to the Executive Compensation proposal which is an advisory voting.

V.           Anti-Takeover Related Issues

A.           Shareholder Rights Plans (“Poison Pills”)

AM policy is to vote “for” proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote “against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.           Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis.  The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.           Fair-Price Proposals

AM policy is to vote “for” management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.           Exemption from state takeover laws

AM policy is to vote “for” shareholder proposals to opt out of state takeover laws and to vote “against” management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.           Non-financial Effects of Takeover Bids

Policy is to vote “against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM’s stated purpose of acting in its client’s best economic interest.

VI.           Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM’s Policies and Procedures.

VII.           Environmental, Social & Governance Issues

Environmental, social and governance issues (“ESG”) are becoming increasingly important to corporate success. We incorporate ESG considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted.  Companies or states that seriously contravene internationally accepted ethical principles will be subject to heightened scrutiny.

A.           Principles for Responsible Investment

AM policy is to actively engage with companies on ESG issues and participate in ESG   initiatives. In this context, AM (a) votes “for  increased disclosure on ESG issues; (b) is willing to participate in the development of policy, regulation and standard setting (such as promoting and protecting shareholder rights); (c) could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable; (d) could support standardized ESG reporting and issues to be integrated within annual financial reports; and (e) on a case by case basis, will generally follow management's recommended vote on other matters related to ESG issues.

Rationale: ESG issues can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes and through time).

B.           ESG Issues

AM policy is to vote in line with the CERES recommendation on Environmental matters covered under the CERES Principles, and Social and Sustainability issues not specifically addressed elsewhere in the Guidelines. AM will rely on ISS to identify shareholder proposals addressing CERES Principles and proxies will be voted in accordance with ISS's predetermined voting guidelines on CERES Principles.

Any matter that is to be voted on, consented to or approved by the voting members, may take place in person, telephonically or via other electronic means.  In addition, voting members may act in writing, including without limitation, via e-mail.

Rationale: Deutsche Asset Management supports the CERES Principles and as such generally votes proxies in line with the CERES recommendation.

C.           Labor & Human Rights

AM policy is to vote “against” adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

D.           Diversity & Equality

1.	AM policy is to vote “against” shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2.	AM policy is also to vote “against” proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

E.           Health & Safety

1.	AM policy is to vote “against” adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula). Disclosing pricing policies may also jeopardize a company’s competitive position in the marketplace.

2.	AM policy is to vote “against” shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

F.           Government/Military

1.
AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.	AM policy is to vote “against” shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.	AM policy is to vote “against” shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

G.           Tobacco

1.
AM policy is to vote “against” shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as “against” requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company’s actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally affect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2.	Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII.           Miscellaneous Items

A.           Ratification of Auditors

AM policy is to vote “for” a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management’s nomination is warranted.

B.           Limitation of non-audit services provided by independent auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.           Audit firm rotation

AM policy is to vote against proposals seeking audit firm rotation.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would be costly and disruptive.

D.           Transaction of Other Business

AM policy is to vote against “transaction of other business” proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.           Motions to Adjourn the Meeting

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.           Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

G.           Change of Company Name

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.           Proposals Related to the Annual Meeting

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.           Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.           Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS.  However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote “for” staggered boards of closed-end investment companies, although AM generally votes “against” staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders.  As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

K.           International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany.  Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Disclosure

The following individual handles the day-to-day management of the Fund.

Gary Russell, CFA, Managing Director of Deutsche Asset & Wealth Management and Portfolio Manager of the Fund.

•	Joined Deutsche Asset & Wealth Management in 1996 and the Fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

•	Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

•	Head of U.S. High Yield Bonds: New York.

•	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Compensation of Portfolio Managers
Portfolio managers are paid on a Total Compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable compensation, which is linked to investment performance, individual contribution, and the overall financial results of both Deutsche Asset & Wealth Management and Deutsche Bank AG. Variable compensation can be delivered via a short-term and/or long-term vehicle, namely cash, restricted equity awards, and/or restricted incentive awards.  Additionally, to better align the interests of investors and portfolio managers, a portion of the long term variable compensation that portfolio managers receive will be designated for investments in shares of the funds they manage.  Variable compensation comprises a greater proportion of total compensation as the portfolio manager’s seniority and total compensation level increase.  The proportion of variable compensation delivered via a long-term incentive award, which is subject to clawback, increases significantly as the amount of variable compensation increases.  All variable compensation delivered via a long-term incentive award is subject to clawback.

To evaluate its investment professionals, Deutsche Asset & Wealth Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining Total Compensation, Deutsche Asset & Wealth Management considers a number of quantitative and qualitative factors:

•	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.

•	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.

•
Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and "living the values" of Deutsche Asset & Wealth Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Fund Ownership of Portfolio Managers
The following table shows the dollar range of Fund shares owned beneficially and of record by each member of the Fund’s portfolio management team as well as in all US registered DWS Funds advised by Deutsche Investment Management Americas Inc.
(DIMA) as a group, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans.   This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Gary Russell	$50,001 - $100,000	$500,001 - $1,000,000

Conflicts of Interest
In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates.  The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager.  Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets.  For Funds subadvised by subadvisors unaffiliated with DIMA, total assets of Funds managed may only include assets allocated to the portfolio manager and not the total assets of each Fund managed.  The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account.  This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	16	$6,078,850,764	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	-	-	-	-

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	3	$669,932,641	-	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds.  The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on  the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•
Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team.  Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor.  In addition, purchases or sales of the same security may be made for two or more clients on the same day.  In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology.  In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund.  Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•
To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•
In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages.  The Advisor will not determine allocations based on whether it receives a performance-based fee from the client.   Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•
The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

December 1 through December 31	-	n/a	n/a	n/a
January 1 through January 31	-	n/a	n/a	n/a
February 1 through February 28	-	n/a	n/a	n/a
March 1 through March 31	-	n/a	n/a	n/a
April 1 through April 30	-	n/a	n/a	n/a
May 1 through May 31	-	n/a	n/a	n/a
June 1 through June 30	-	n/a	n/a	n/a
July 1 through July 31	-	n/a	n/a	n/a
August 1 through August 31	-	n/a	n/a	n/a
September 1 through September 30	-	n/a	n/a	n/a
October 1 through October 31	-	n/a	n/a	n/a
November 1 through November 30	-	n/a	n/a	n/a

Total	-	n/a	n/a

The Fund may from time to time repurchase shares in the open market.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Strategic Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	January 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	January 29, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	January 29, 2014